SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (date of
          earliest event reported):                    August 9, 1994


                         GENERAL PUBLIC UTILITIES CORPORATION
                  (Exact name of registrant as specified in charter)


            Pennsylvania              1-6047                    13-5516589

          (State or other          (Commission              (IRS employer
          jurisdiction of          file number)             identification
          incorporation)                                         no.)





          100 Interpace Parkway, Parsippany, New Jersey       07054

          (Address of principal executive offices)          (Zip Code)




          Registrant's telephone number, including  area code:  (201) 263-6500
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          ITEM 5.   OTHER EVENTS.


                    As   previously  reported,   on   July  11,   1994  the

          Pennsylvania Commonwealth Court reversed a  March 1993 rate order

          of  the   Pennsylvania  Public   Utility  Commission   permitting

          Metropolitan Edison Company ("Met-Ed")  to recover from customers certain  future Three Mile  Island Unit  No. 2  retirement costs.

          Consequently Met-Ed and Pennsylvania Electric Company ("Penelec")

          have recorded pre-tax charges to income in the quarter ended June

          30, 1994 totaling $183.9 million.

                    As  a  result of  the  Commonwealth Court  decision, on

          August 9, 1994, Standard &  Poor's Corporation ("S&P") downgraded its  credit  ratings for  Met-Ed's  and Penelec's  first mortgage

          bonds  and cumulative  preferred  stock.   S&P  has assigned  new

          ratings of BBB+  to Met-Ed's first mortgage bonds and  BBB to its cumulative preferred  stock  and shelf  registration  of  monthly income preferred  securities.  The  previous ratings were  A- and

          BBB+, respectively.    S&P  similarly  lowered  Penelec's  credit

          ratings by one category -- from A to A- for first  mortgage bonds and from  A- to  BBB+ for  cumulative preferred  stock and  shelf registration of monthly  income preferred  securities.  S&P  also revised its outlooks for both  Met-Ed and Penelec from "negative"

          to "stable".

                    S&P did not  change its ratings  or outlook for  Jersey

          Central Power & Light Company ("JCP&L").

                    As  previously   reported  in   August  1994,   Moody's

          Investors Service ("Moody's") also  downgraded the credit ratings

                                          1
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          of Met-Ed's and  Penelec's senior securities by one category, and in addition, downgraded JCP&L's senior securities by one category

          as well.   Duff & Phelps has  not changed the credit  ratings for

          the three companies  following the  Commonwealth Court  decision.

          As a result of  these actions, S&P and Moody's  have now assigned equivalent ratings to  the GPU subsidiaries, while  Duff & Phelps rates the senior  securities of Met-Ed  and Penelec one  category higher.






































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                                      SIGNATURE

                    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE

          ACT OF 1934,  THE REGISTRANT  HAS DULY CAUSED  THIS REPORT TO  BE

          SIGNED  ON  ITS   BEHALF  OF   THE  UNDERSIGNED  THEREUNTO   DULY

          AUTHORIZED.



                                       GENERAL PUBLIC UTILITIES CORPORATION






                                         By:__________________________________
                                             Don W. Myers, Vice President
                                             and Treasurer



          Date:  August 9, 1994
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